Exhibit 10.7

The following is a written description of the terms of employment of Michael J. Paxton, pursuant to Item 601(b)(10)(ii)(B) of Regulation S-K:


       Title:                   Chief Executive Officer and President

       Base Salary:             $350,000 with guaranteed $50,000 bonus in 2002

       Annual Incentive Bonus:  60% with range up to 72% with over target performance

       Stock Options:           200,000 shares with maximum number allowed being
                                incentive shares

       Company Benefit Plan:    Based on current company program

       Automobile:              Lease of up to $50,000 value vehicle with full
                                maintenance and fuel

       Executive Program:       Annual physical up to $1500
                                Life insurance at one times annual salary
                                Disability insurance
                                Financial Consulting Tax Preparation
                                Reimbursement of relocation expenses and gross up for tax purposes

       Severance:               18 months of base salary (for other than cause)